UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

ALIGN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32259	94-3267295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North Scottsdale Road, Suite 1300, Tempe, Arizona 85288
(Address of principal executive offices) (Zip Code)
(602) 742-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	ALGN	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17  CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.

Stock Repurchase Program

Align Technology, Inc. (the “Company”) announced that its Board of Directors has authorized a new stock repurchase program. Under the new program, the Company may purchase up to $1.0 billion of its common stock over the next three years. The full text of the press release announcing the foregoing information is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Financial Model and Reiteration of 2025 Prior Guidance

As part of its Investor Day on Tuesday, May 6, 2025 (“Investor Day”), beginning at 10:00 a.m. Eastern Time, the Company will reiterate its prior guidance and will be providing the following financial model:

	2025 Guidance	2026 - 2028	2029+
Clear Aligner Volume Y/Y%	Up MSD(1)	5% - 15%	> 15%
Revenue Y/Y%	3.5% - 5.5%	5% - 15%	> 15%
GAAP Gross Margin%	N/A	70.5% - 72.5%	> 72.5%
Non-GAAP Gross Margin%(2)	N/A	71% - 73%	> 73%
GAAP Operating Margin%	~17.0%	17.5% - 19.5%	> 19.5%
Non-GAAP Operating Margin%(2)	~ 22.5%	23% - 25%	> 25%
Free Cash Flow%(3)	N/A	18% - 23%	20% - 25%
(1) MSD = Mid Single Digits
(2) For more information on these non-GAAP financial measures and a reconciliation of GAAP to non-GAAP measures, please see the tables captioned “Unaudited GAAP to Non-GAAP Reconciliation” in Exhibit 99.2 furnished hereto.
(3) Free Cash Flow is defined as cash flow from operations less purchase of property, plant and equipment and is a non-GAAP measure.

Please refer to the full text of the presentations for Investor Day that will be webcast live via the Investor Relations section of the Company’s website and the full text of the presentations that will be posted on the Company’s website after the conclusion of Investor Day.

This Current Report on Form 8-K, including the guidance in the table above, contains forward-looking statements. For a discussion of factors that might cause such forward-looking statements to differ materially and adversely from those expressed herein, please refer to the full text of the presentations for Investor Day.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Align Technology, Inc. Announces New $1 Billion Stock Repurchase Program
99.2	Reconciliation of Non-GAAP Financial Measures
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGN TECHNOLOGY, INC.

By:	/s/ John Morici
John Morici Chief Financial Officer and Executive Vice President, Global Finance

Date: May 6, 2025